                                                                   EXHIBIT 99.3

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           FOURTH QUARTER 1996 REPORT
                           ($ in millions)(unaudited)

                                                          Three Months Ended
                                                               March 31
                                                   1996          1995        % Change
                                                   ----          ----        --------
TOTAL MEDIA:
  TV
   Orders                                           188           74         154.1%
   Backlog                                           --           --           N/A
   Sales                                            188           74         154.1%
   Operating Profit (Loss)                           54           26         107.7%
   OP (Loss) without Special Items                   54           26         107.7%
    OP Margin w/o Special Items                    28.7%        35.1%          N/A
   Depreciation & Amortization                       14            3         366.7%
   Capital Expenditures                               2           --           N/A
   EBITDA without Special Items                      68           29         134.5%

  NETWORK
   Orders                                           766           --           N/A
   Backlog                                           --           --           N/A
   Sales                                            766           --           N/A
   Operating Profit (Loss)                           --           --           N/A
   OP (Loss) without Special Items                   --           --           N/A
     OP Margin w/o Special Items                     --          N/A           N/A
   Depreciation & Amortization                       10           --           N/A
   Capital Expenditures                              --           --           N/A
   EBITDA without Special Items                      10           --           N/A

  RADIO
   Orders                                           121           43         181.4%
   Backlog                                           --           --           N/A
   Sales                                            121           43         181.4%
   Operating Profit (Loss)                           20            7         185.7%
   OP (Loss) without Special Items                   20            7         185.7%
     OP Margin w/o Special Items                   16.5%        16.3%          N/A
   Depreciation & Amortization                       10            4         150.0%
   Capital Expenditures                              --            1        -100.0%
   EBITDA without Special Items                      30           11         172.7%

  OTHER MEDIA BUSINESSES
   Orders                                            49           34          44.1%
   Backlog                                           --           --           N/A
   Sales                                             49           34          44.1%
   Operating Profit (Loss)                            4           --           N/A
   OP (Loss) without Special Items                    4           --           N/A
     OP Margin w/o Special Items                    8.2%          --           N/A
   Depreciation & Amortization                        3            2          50.0%
   Capital Expenditures                              --            1        -100.0%
   EBITDA without Special Items                       7            2         250.0%

  OTHER
   Orders                                            (6)          --           N/A
   Backlog                                           --           --           N/A
   Sales                                             (6)          --           N/A
   Operating Profit (Loss)                          (76)          --           N/A
   OP (Loss) without Special Items                  (35)          --           N/A
     OP Margin w/o Special Items                  583.3%         N/A           N/A
   Depreciation & Amortization                       30           --           N/A
   Capital Expenditures                              --           --           N/A
   EBITDA without Special Items                      (5)          --           N/A

TOTAL MEDIA
   Orders                                         1,118          151         640.4%
   Backlog                                           --           --           N/A
   Sales                                          1,118          151         640.4%
   Operating Profit (Loss)                            2           33         -93.9%
   OP (Loss) without Special Items                   43           33          30.3%
     OP Margin w/o Special Items                    3.8%        21.9%          N/A
   Depreciation & Amortization                       67            9         644.4%
   Capital Expenditures                               2            2            --
   EBITDA without Special Items                     110           42         161.9%

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           FOURTH QUARTER 1996 REPORT
                           ($ in millions)(unaudited)

                                                          Three Months Ended
                                                               March 31
                                                   1996          1995        % Change
                                                   ----          ----        --------
TOTAL POWER SYSTEMS:
  ENERGY SYSTEMS
   Orders                                            322           377         -14.6%
   Backlog                                         3,189         3,397          -6.1%
   Sales                                             231           284         -18.7%
   Operating Profit (Loss)                           (26)            6        -533.3%
   OP (Loss) without Special Items                    (5)            6        -183.3%
     OP Margin w/o Special Items                    -2.2%          2.1%          N/A
   Depreciation & Amortization                        12            13          -7.7%
   Capital Expenditures                                7             5          40.0%
   EBITDA without Special Items                        7            19         -63.2%

  POWER GENERATION
   Orders                                            488           579         -15.7%
   Backlog                                         3,172         2,939           7.9%
   Sales*                                            277           322         -14.0%
   Operating Profit (Loss)                          (225)          (31)       -625.8%
   OP (Loss) without Special Items                   (42)          (31)        -35.5%
     OP Margin w/o Special Items                   -15.2%         -9.6%          N/A
   Depreciation & Amortization                        14            11          27.3%
   Capital Expenditures                                6             4          50.0%
   EBITDA without Special Items                      (28)          (20)        -40.0%

  OTHER POWER SYSTEMS
   Orders                                           (103)           (4)      -2475.0%
   Backlog                                          (659)         (621)         -6.1%
   Sales                                             (50)          (37)        -35.1%
   Operating Profit (Loss)                          (306)          (14)      -2085.7%
   OP (Loss) without Special Items                   (17)          (14)        -21.4%
     OP Margin w/o Special Items                    34.0%         37.8%          N/A
   Depreciation & Amortization                        --            --           N/A
   Capital Expenditures                               --            --           N/A
   EBITDA without Special Items                      (17)          (14)        -21.4%

TOTAL POWER SYSTEMS
   Orders                                            707           952         -25.7%
   Backlog                                         5,702         5,715          -0.2%
   Sales*                                            458           569         -19.5%
   Operating Profit (Loss)                          (557)          (39)      -1328.2%
   OP (Loss) without Special Items                   (64)          (39)        -64.1%
     OP Margin w/o Special Items                   -14.0%         -6.9%          N/A
   Depreciation & Amortization                        26            24           8.3%
   Capital Expenditures                               13             9          44.4%
   EBITDA without Special Items                      (38)          (15)       -153.3%

  THERMO KING
   Orders                                            288           312          -7.7%
   Backlog                                           209           316         -33.9%
   Sales                                             257           273          -5.9%
   Operating Profit (Loss)                            45            44           2.3%
   OP (Loss) without Special Items                    45            44           2.3%
     OP Margin w/o Special Items                    17.5%         16.1%          N/A
   Depreciation & Amortization                         4             4            --
   Capital Expenditures                                4             6         -33.3%
   EBITDA without Special Items                       49            48           2.1%

    *First quarter 1996 sales were reduced by a $180 million one-time adjustment to previous accounting for certain long-term contracts.

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           FOURTH QUARTER 1996 REPORT
                           ($ in millions)(unaudited)

                                                          Three Months Ended
                                                               March 31
                                                   1996          1995        % Change
                                                   ----          ----        --------
GOVERNMENT OPERATIONS
 Orders                                              1             5           -80.0%
 Backlog                                            31            67           -53.7%
 Sales                                              25            27            -7.4%
 Operating Profit (Loss)                            18            15            20.0%
 OP (Loss) without Special Items                    18            15            20.0%
   OP Margin w/o Special Items                    72.0%         55.6%            N/A
 Depreciation & Amortization                        --            --             N/A
 Capital Expenditures                                1            --             N/A
 EBITDA without Special Items                       18            15            20.0%

TOTAL INDUSTRIES & TECHNOLOGY
 Orders                                            996         1,269           -21.5%
 Backlog                                         5,942         6,098            -2.6%
 Sales*                                            740           869           -14.8%
 Operating Profit (Loss)                          (494)           20         -2570.0%
 OP (Loss) without Special Items                    (1)           20          -105.0%
   OP Margin w/o Special Items                    -0.1%          2.3%            N/A
 Depreciation & Amortization                        30            28             7.1%
 Capital Expenditures                               18            15            20.0%
 EBITDA without Special Items                       29            48           -39.6%

CORPORATE & OTHER
 Orders                                             40           136           -70.6%
 Backlog                                            41           146           -71.9%
 Sales                                              34           133           -74.4%
 Operating Profit (Loss)                          (322)          (22)        -1363.6%
 OP (Loss) without Special Items                   (74)          (22)         -236.4%
   OP Margin w/o Special Items                  -217.6%        -16.5%            N/A
 Depreciation & Amortization                         7             9           -22.2%
 Capital Expenditures                                1             6           -83.3%
 EBITDA without Special Items                      (67)          (13)         -415.4%

INTERSEGMENT
 Orders                                             (9)          (11)           18.2%
 Backlog                                            (8)          (12)           33.3%
 Sales                                              (9)          (13)           30.8%

TOTAL CONTINUING OPERATIONS
 Orders                                          2,145         1,545            38.8%
 Backlog                                         5,975         6,232            -4.1%
 Sales*                                          1,883         1,140            65.2%
 Operating Profit (Loss)                          (814)           31         -2725.8%
 OP (Loss) without Special Items                   (32)           31          -203.2%
   OP Margin w/o Special Items                    -1.7%          2.7%            N/A
 Depreciation & Amortization                       104            46           126.1%
 Capital Expenditures                               21            23            -8.7%
 EBITDA without Special Items                       72            77            -6.5%

    *First quarter 1996 sales were reduced by a $180 million one-time adjustment to previous accounting for certain long-term contracts.

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           FOURTH QUARTER 1996 REPORT
                           ($ in millions)(unaudited)

                                                          Three Months Ended                           Six Months Ended
                                                                June 30                                     June 30
                                                   1996          1995        % Change          1996          1995        % Change
                                                   ----          ----        --------          ----          ----        --------
TOTAL MEDIA:
 TV
  Orders                                            226            90         151.1%            414           164         152.4%
  Backlog                                            --            --           N/A              --            --           N/A
  Sales                                             226            90         151.1%            414           164         152.4%
  Operating Profit (Loss)                            90            42         114.3%            144            68         111.8%
  OP (Loss) without Special Items                    90            42         114.3%            144            68         111.8%
   OP Margin w/o Special Items                     39.8%         46.7%          N/A            34.8%         41.5%          N/A
  Depreciation & Amortization                        11             2         450.0%             25             5         400.0%
  Capital Expenditures                                4             3          33.3%              6             3         100.0%
  EBITDA without Special Items                      101            44         129.5%            169            73         131.5%

 NETWORK
  Orders                                            681            --           N/A           1,447            --           N/A
  Backlog                                            --            --           N/A              --            --           N/A
  Sales                                             681            --           N/A           1,447            --           N/A
  Operating Profit (Loss)                            87            --           N/A              87            --           N/A
  OP (Loss) without Special Items                    87            --           N/A              87            --           N/A
    OP Margin w/o Special Items                    12.8%          N/A           N/A             6.0%          N/A           N/A
  Depreciation & Amortization                        20            --           N/A              30            --           N/A
  Capital Expenditures                               16            --           N/A              16            --           N/A
  EBITDA without Special Items                      107            --           N/A             117            --           N/A

 RADIO
  Orders                                            145            50         190.0%            266            93         186.0%
  Backlog                                            --            --           N/A              --            --           N/A
  Sales                                             145            50         190.0%            266            93         186.0%
  Operating Profit (Loss)                            47            16         193.8%             67            23         191.3%
  OP (Loss) without Special Items                    47            16         193.8%             67            23         191.3%
    OP Margin w/o Special Items                    32.4%         32.0%          N/A            25.2%         24.7%          N/A
  Depreciation & Amortization                         8             4         100.0%             18             8         125.0%
  Capital Expenditures                                2             1         100.0%              2             2          --
  EBITDA without Special Items                       55            20         175.0%             85            31         174.2%

 OTHER MEDIA BUSINESSES
  Orders                                             58            43          34.9%            107            77          39.0%
  Backlog                                            --            --           N/A              --            --           N/A
  Sales                                              58            43          34.9%            107            77          39.0%
  Operating Profit (Loss)                             9             5          80.0%             13             5         160.0%
  OP (Loss) without Special Items                     9             5          80.0%             13             5         160.0%
    OP Margin w/o Special Items                    15.5%         11.6%          N/A            12.1%          6.5%          N/A
  Depreciation & Amortization                         2             2            --               5             4          25.0%
  Capital Expenditures                                1             2         -50.0%              1             3         -66.7%
  EBITDA without Special Items                       11             7          57.1%             18             9         100.0%

 OTHER
  Orders                                            (10)           --           N/A             (16)           --           N/A
  Backlog                                            --            --           N/A              --            --           N/A
  Sales                                             (10)           --           N/A             (16)           --           N/A
  Operating Profit (Loss)                           (41)           --           N/A            (117)           --           N/A
  OP (Loss) without Special Items                   (41)           --           N/A             (76)           --           N/A
    OP Margin w/o Special Items                   410.0%          N/A           N/A           475.0%          N/A           N/A
  Depreciation & Amortization                        34            --           N/A              64            --           N/A
  Capital Expenditures                               12            --           N/A              12            --           N/A
  EBITDA without Special Items                       (7)           --           N/A             (12)           --           N/A

TOTAL MEDIA
  Orders                                          1,100           183         501.1%          2,218           334         564.1%
  Backlog                                            --            --           N/A              --            --           N/A
  Sales                                           1,100           183         501.1%          2,218           334         564.1%
  Operating Profit (Loss)                           192            63         204.8%            194            96         102.1%
  OP (Loss) without Special Items                   192            63         204.8%            235            96         144.8%
    OP Margin w/o Special Items                    17.5%         34.4%          N/A            10.6%         28.7%          N/A
  Depreciation & Amortization                        75             8         837.5%            142            17         735.3%
  Capital Expenditures                               35             6         483.3%             37             8         362.5%
  EBITDA without Special Items                      267            71         276.1%            377           113         233.6%

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           FOURTH QUARTER 1996 REPORT
                           ($ in millions)(unaudited)

                                                          Three Months Ended                           Six Months Ended
                                                                June 30                                     June 30
                                                   1996          1995        % Change          1996          1995        % Change
                                                   ----          ----        --------          ----          ----        --------
TOTAL POWER SYSTEMS:
 ENERGY SYSTEMS
  Orders                                             337           281          19.9%           659           658            0.2%
  Backlog                                          3,217         3,376          -4.7%         3,217         3,376           -4.7%
  Sales                                              304           332          -8.4%           535           616          -13.1%
  Operating Profit (Loss)                              2            27         -92.6%           (24)           33         -172.7%
  OP (Loss) without Special Items                     13            33         -60.6%             8            39          -79.5%
    OP Margin w/o Special Items                      4.3%          9.9%          N/A            1.5%          6.3%           N/A
  Depreciation & Amortization                         12            12            --             24            25           -4.0%
  Capital Expenditures                                 7             8         -12.5%            14            13            7.7%
  EBITDA without Special Items                        25            45         -44.4%            32            64          -50.0%

 POWER GENERATION
  Orders                                             699           358          95.3%         1,187           937           26.7%
  Backlog                                          3,419         2,844          20.2%         3,419         2,844           20.2%
  Sales*                                             465           440           5.7%           742           762           -2.6%
  Operating Profit (Loss)                            (20)          (13)        -53.8%          (245)          (44)        -456.8%
  OP (Loss) without Special Items                    (20)          (13)        -53.8%           (62)          (44)         -40.9%
    OP Margin w/o Special Items                     -4.3%         -3.0%          N/A           -8.4%         -5.8%           N/A
  Depreciation & Amortization                          9            12         -25.0%            23            23             --
  Capital Expenditures                                 6            14         -57.1%            12            18          -33.3%
  EBITDA without Special Items                       (11)           (1)      -1000.0%           (39)          (21)         -85.7%

 OTHER POWER SYSTEMS
  Orders                                             (11)           (9)        -22.2%          (114)          (13)        -776.9%
  Backlog                                           (636)         (606)         -5.0%          (636)         (606)          -5.0%
  Sales                                              (37)          (28)        -32.1%           (87)          (65)         -33.8%
  Operating Profit (Loss)                            (17)          (17)           --           (323)          (31)        -941.9%
  OP (Loss) without Special Items                    (17)          (17)           --            (34)          (31)          -9.7%
    OP Margin w/o Special Items                     45.9%         60.7%          N/A           39.1%         47.7%           N/A
  Depreciation & Amortization                         --            --           N/A            --             --            N/A
  Capital Expenditures                                --            --           N/A             --            --            N/A
  EBITDA without Special Items                       (17)          (17)           --            (34)          (31)          -9.7%

 TOTAL POWER SYSTEMS
  Orders                                           1,025           630          62.7%         1,732         1,582            9.5%
  Backlog                                          6,000         5,614           6.9%         6,000         5,614            6.9%
  Sales*                                             732           744          -1.6%         1,190         1,313           -9.4%
  Operating Profit (Loss)                            (35)           (3)      -1066.7%          (592)          (42)       -1309.5%
  OP (Loss) without Special Items                    (24)            3        -900.0%           (88)          (36)        -144.4%
    OP Margin w/o Special Items                     -3.3%          0.4%          N/A           -7.4%         -2.7%           N/A
  Depreciation & Amortization                         21            24         -12.5%            47            48           -2.1%
  Capital Expenditures                                13            22         -40.9%            26            31          -16.1%
  EBITDA without Special Items                        (3)           27        -111.1%           (41)           12         -441.7%

 THERMO KING
  Orders                                             244           280         -12.9%           532           592          -10.1%
  Backlog                                            162           307         -47.2%           162           307          -47.2%
  Sales                                              265           284          -6.7%           522           557           -6.3%
  Operating Profit (Loss)                             46            47          -2.1%            91            91             --
  OP (Loss) without Special Items                     46            47          -2.1%            91            91             --
    OP Margin w/o Special Items                     17.4%         16.5%          N/A           17.4%         16.3%           N/A
  Depreciation & Amortization                          4             4            --              8             8             --
  Capital Expenditures                                 2             6         -66.7%             6            12          -50.0%
  EBITDA without Special Items                        50            51          -2.0%            99            99             --

    *First quarter 1996 sales were reduced by a $180 million one-time adjustment to previous accounting for certain long-term contracts.

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           FOURTH QUARTER 1996 REPORT
                           ($ in millions)(unaudited)

                                                          Three Months Ended                           Six Months Ended
                                                                June 30                                     June 30
                                                   1996          1995        % Change          1996          1995        % Change
                                                   ----          ----        --------          ----          ----        --------
GOVERNMENT OPERATIONS
 Orders                                                1             7          -85.7%            2            12          -83.3%
 Backlog                                              23            61          -62.3%           23            61          -62.3%
 Sales                                                26            34          -23.5%           51            61          -16.4%
 Operating Profit (Loss)                              13            19          -31.6%           31            34           -8.8%
 OP (Loss) without Special Items                      13            19          -31.6%           31            34           -8.8%
   OP Margin w/o Special Items                      50.0%         55.9%           N/A          60.8%         55.7%           N/A
 Depreciation & Amortization                           2            --            N/A             2            --            N/A
 Capital Expenditures                                  1             1             --             2             1          100.0%
 EBITDA without Special Items                         15            19          -21.1%           33            34           -2.9%

TOTAL INDUSTRIES & TECHNOLOGY
 Orders                                            1,270           917           38.5%        2,266         2,186            3.7%
 Backlog                                           6,185         5,982            3.4%        6,185         5,982            3.4%
 Sales*                                            1,023         1,062           -3.7%        1,763         1,931           -8.7%
 Operating Profit (Loss)                              24            63          -61.9%         (470)           83         -666.3%
 OP (Loss) without Special Items                      35            69          -49.3%           34            89          -61.8%
   OP Margin w/o Special Items                       3.4%          6.5%           N/A           1.9%          4.6%           N/A
 Depreciation & Amortization                          27            28           -3.6%           57            56            1.8%
 Capital Expenditures                                 16            29          -44.8%           34            44          -22.7%
 EBITDA without Special Items                         62            97          -36.1%           91           145          -37.2%

CORPORATE & OTHER
 Orders                                               33           111          -70.3%           73           247          -70.4%
 Backlog                                              44            88          -50.0%           44            88          -50.0%
 Sales                                                34           139          -75.5%           68           272          -75.0%
 Operating Profit (Loss)                            (246)          (37)        -564.9%         (568)          (59)        -862.7%
 OP (Loss) without Special Items                     (82)          (38)        -115.8%         (156)          (60)        -160.0%
   OP Margin w/o Special Items                    -241.2%        -27.3%           N/A        -229.4%        -22.1%           N/A
 Depreciation & Amortization                           3             7          -57.1%           10            16          -37.5%
 Capital Expenditures                                  2             4          -50.0%            3            10          -70.0%
 EBITDA without Special Items                        (79)          (31)        -154.8%         (146)          (44)        -231.8%

INTERSEGMENT
 Orders                                               (8)           (9)          11.1%          (17)          (20)          15.0%
 Backlog                                              (6)          (10)          40.0%           (6)          (10)          40.0%
 Sales                                                (9)          (10)          10.0%          (18)          (23)          21.7%

TOTAL CONTINUING OPERATIONS
 Orders                                            2,395         1,202           99.3%        4,540         2,747           65.3%
 Backlog                                           6,223         6,060            2.7%        6,223         6,060            2.7%
 Sales*                                            2,148         1,374           56.3%        4,031         2,514           60.3%
 Operating Profit (Loss)                             (30)           89         -133.7%         (844)          120         -803.3%
 OP (Loss) without Special Items                     145            94           54.3%          113           125           -9.6%
   OP Margin w/o Special Items                       6.8%          6.8%           N/A           2.8%          5.0%           N/A
 Depreciation & Amortization                         105            43          144.2%          209            89          134.8%
 Capital Expenditures                                 53            39           35.9%           74            62           19.4%
 EBITDA without Special Items                        250           137           82.5%          322           214           50.5%

    *First quarter 1996 sales were reduced by a $180 million one-time adjustment to previous accounting for certain long-term contracts.

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           FOURTH QUARTER 1996 REPORT
                           ($ in millions)(unaudited)

                                                          Three Months Ended                           Nine Months Ended
                                                             September 30                                 September 30
                                                   1996          1995        % Change           1996         1995        % Change
                                                   ----          ----        --------           ----         ----        --------
TOTAL MEDIA:
 TV
  Orders                                            169            82          106.1%            583          246         137.0%
  Backlog                                            --            --            N/A              --           --           N/A
  Sales                                             169            82          106.1%            583          246         137.0%
  Operating Profit (Loss)                            47            26           80.8%            191           94         103.2%
  OP (Loss) without Special Items                    47            26           80.8%            191           94         103.2%
   OP Margin w/o Special Items                     27.8%         31.7%           N/A            32.8%        38.2%          N/A
  Depreciation & Amortization                        11             4          175.0%             36            9         300.0%
  Capital Expenditures                                3             2           50.0%              9            5          80.0%
  EBITDA without Special Items                       58            30           93.3%            227          103         120.4%

 NETWORK
  Orders                                            550            --            N/A           1,997           --           N/A
  Backlog                                            --            --            N/A              --           --           N/A
  Sales                                             550            --            N/A           1,997           --           N/A
  Operating Profit (Loss)                            24            --            N/A             111           --           N/A
  OP (Loss) without Special Items                    24            --            N/A             111           --           N/A
   OP Margin w/o Special Items                      4.4%          N/A            N/A             5.6%         N/A           N/A
  Depreciation & Amortization                        15            --            N/A              45           --           N/A
  Capital Expenditures                               10            --            N/A              26           --           N/A
  EBITDA without Special Items                       39            --            N/A             156           --           N/A

 RADIO
  Orders                                            136            42          223.8%            402          135         197.8%
  Backlog                                            --            --            N/A              --           --           N/A
  Sales                                             136            42          223.8%            402          135         197.8%
  Operating Profit (Loss)                            42            12          250.0%            109           35         211.4%
  OP (Loss) without Special Items                    42            12          250.0%            109           35         211.4%
    OP Margin w/o Special Items                    30.9%         28.6%           N/A            27.1%        25.9%          N/A
  Depreciation & Amortization                         8             4          100.0%             26           12         116.7%
  Capital Expenditures                                2             3          -33.3%              4            5         -20.0%
  EBITDA without Special Items                       50            16          212.5%            135           47         187.2%

 OTHER MEDIA BUSINESSES
  Orders                                             60            42           42.9%            167          119          40.3%
  Backlog                                            --            --            N/A              --           --           N/A
  Sales                                              60            42           42.9%            167          119          40.3%
  Operating Profit (Loss)                             3             5          -40.0%             16           10          60.0%
  OP (Loss) without Special Items                     3             5          -40.0%             16           10          60.0%
    OP Margin w/o Special Items                     5.0%         11.9%           N/A             9.6%         8.4%          N/A
  Depreciation & Amortization                         3             2           50.0%              8            6          33.3%
  Capital Expenditures                                4             4             --               5            7         -28.6%
  EBITDA without Special Items                        6             7          -14.3%             24           16          50.0%

  OTHER
  Orders                                             (5)           --            N/A             (21)          --           N/A
  Backlog                                            --            --            N/A              --           --           N/A
  Sales                                              (5)           --            N/A             (21)          --           N/A
  Operating Profit (Loss)                           (34)           --            N/A            (151)          --           N/A
  OP (Loss) without Special Items                   (34)           --            N/A            (110)          --           N/A
    OP Margin w/o Special Items                   680.0%          N/A            N/A           523.8%         N/A           N/A
  Depreciation & Amortization                        30            --            N/A              94           --           N/A
  Capital Expenditures                                1            --            N/A              13           --           N/A
  EBITDA without Special Items                       (4)           --            N/A             (16)          --           N/A

TOTAL MEDIA
  Orders                                            910           166          448.2%          3,128          500         525.6%
  Backlog                                            --            --            N/A              --           --           N/A
  Sales                                             910           166          448.2%          3,128          500         525.6%
  Operating Profit (Loss)                            82            43           90.7%            276          139          98.6%
  OP (Loss) without Special Items                    82            43           90.7%            317          139         128.1%
    OP Margin w/o Special Items                     9.0%         25.9%           N/A            10.1%        27.8%          N/A
  Depreciation & Amortization                        67            10          570.0%            209           27         674.1%
  Capital Expenditures                               20             9          122.2%             57           17         235.3%
  EBITDA without Special Items                      149            53          181.1%            526          166         216.9%

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           FOURTH QUARTER 1996 REPORT
                           ($ in millions)(unaudited)

                                                          Three Months Ended                           Nine Months Ended
                                                             September 30                                 September 30
                                                   1996          1995        % Change           1996         1995        % Change
                                                   ----          ----        --------           ----         ----        --------
TOTAL POWER SYSTEMS:
 ENERGY SYSTEMS
  Orders                                             279           240          16.3%            938           898           4.5%
  Backlog                                          3,292         3,309          -0.5%          3,292         3,309          -0.5%
  Sales                                              280           306          -8.5%            815           922         -11.6%
  Operating Profit (Loss)                             15            13          15.4%             (9)           46        -119.6%
  OP (Loss) without Special Items                     15            14           7.1%             23            53         -56.6%
   OP Margin w/o Special Items                       5.4%          4.6%          N/A             2.8%          5.7%          N/A
  Depreciation & Amortization                          9            14         -35.7%             33            39         -15.4%
  Capital Expenditures                                 5             7         -28.6%             19            20          -5.0%
  EBITDA without Special Items                        24            28         -14.3%             56            92         -39.1%

 POWER GENERATION
  Orders                                             538           621         -13.4%          1,725         1,558          10.7%
  Backlog                                          2,957         2,848           3.8%          2,957         2,848           3.8%
  Sales*                                             527           395          33.4%          1,269         1,157           9.7%
  Operating Profit (Loss)                              5           (23)        121.7%           (240)          (67)       -258.2%
  OP (Loss) without Special Items                      5             5            --             (57)          (39)        -46.2%
    OP Margin w/o Special Items                      0.9%          1.3%          N/A            -4.5%         -3.4%          N/A
  Depreciation & Amortization                          5            11         -54.5%             28            34         -17.6%
  Capital Expenditures                                20            11          81.8%             32            29          10.3%
  EBITDA without Special Items                        10            16         -37.5%            (29)           (5)       -480.0%

 OTHER POWER SYSTEMS
  Orders                                              (8)           (4)       -100.0%           (122)          (17)       -617.6%
  Backlog                                           (445)         (583)         23.7%           (445)         (583)         23.7%
  Sales                                              (38)          (34)        -11.8%           (125)          (99)        -26.3%
  Operating Profit (Loss)                            (20)          (61)         67.2%           (343)          (92)       -272.8%
  OP (Loss) without Special Items                    (20)          (16)        -25.0%            (54)          (47)        -14.9%
    OP Margin w/o Special Items                     52.6%         47.1%          N/A            43.2%         47.5%          N/A
  Depreciation & Amortization                         --            --           N/A              --            --           N/A
  Capital Expenditures                                --            --           N/A              --            --           N/A
  EBITDA without Special Items                       (20)          (16)        -25.0%            (54)          (47)        -14.9%

 TOTAL POWER SYSTEMS
  Orders                                             809           857          -5.6%          2,541         2,439           4.2%
  Backlog                                          5,804         5,574           4.1%          5,804         5,574           4.1%
  Sales*                                             769           667          15.3%          1,959         1,980          -1.1%
  Operating Profit (Loss)                             --           (71)        100.0%           (592)         (113)       -423.9%
  OP (Loss) without Special Items                     --             3        -100.0%            (88)          (33)       -166.7%
    OP Margin w/o Special Items                       --           0.4%          N/A            -4.5%         -1.7%          N/A
  Depreciation & Amortization                         14            25         -44.0%             61            73         -16.4%
  Capital Expenditures                                25            18          38.9%             51            49           4.1%
  EBITDA without Special Items                        14            28         -50.0%            (27)           40        -167.5%

 THERMO KING
  Orders                                             213           200           6.5%            745           792          -5.9%
  Backlog                                            135           232         -41.8%            135           232         -41.8%
  Sales                                              237           271         -12.5%            759           828          -8.3%
  Operating Profit (Loss)                             46            45           2.2%            137           136           0.7%
  OP (Loss) without Special Items                     46            45           2.2%            137           136           0.7%
    OP Margin w/o Special Items                     19.4%         16.6%          N/A            18.1%         16.4%          N/A
  Depreciation & Amortization                          3             5         -40.0%             11            13         -15.4%
  Capital Expenditures                                 3             4         -25.0%              9            16         -43.8%
  EBITDA without Special Items                        49            50          -2.0%            148           149          -0.7%

    *First quarter 1996 sales were reduced by a $180 million one-time adjustment to previous accounting for certain long-term contracts.

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           FOURTH QUARTER 1996 REPORT
                           ($ in millions)(unaudited)


                                                           Three Months Ended                         Nine Months Ended
                                                               September 30                              September 30
                                                     1996          1995        % Change         1996          1995        % Change
                                                     ----          ----        --------         ----          ----        --------
  GOVERNMENT OPERATIONS
     Orders                                            1             4           -75.0%            3            16           -81.3%
     Backlog                                          22            57           -61.4%           22            57           -61.4%
     Sales                                            27            38           -28.9%           78            99           -21.2%
     Operating Profit (Loss)                          18            25           -28.0%           49            59           -16.9%
     OP (Loss) without Special Items                  18            25           -28.0%           49            59           -16.9%
       OP Margin w/o Special Items                  66.7%         65.8%            N/A          62.8%         59.6%            N/A
     Depreciation & Amortization                       1             1            --               3             1           200.0%
     Capital Expenditures                             --            --             N/A             2             1           100.0%
     EBITDA without Special Items                     19            26           -26.9%           52            60           -13.3%

TOTAL INDUSTRIES & TECHNOLOGY
     Orders                                        1,023         1,061            -3.6%        3,289         3,247             1.3%
     Backlog                                       5,961         5,863             1.7%        5,961         5,863             1.7%
     Sales*                                        1,033           976             5.8%        2,796         2,907            -3.8%
     Operating Profit (Loss)                          64            (1)         6500.0%         (406)           82          -595.1%
     OP (Loss) without Special Items                  64            73           -12.3%           98           162           -39.5%
       OP Margin w/o Special Items                   6.2%          7.5%            N/A           3.5%          5.6%            N/A
     Depreciation & Amortization                      18            31           -41.9%           75            87           -13.8%
     Capital Expenditures                             28            22            27.3%           62            66            -6.1%
     EBITDA without Special Items                     82           104           -21.2%          173           249           -30.5%

  CORPORATE & OTHER
     Orders                                           17            65           -73.8%           90           312           -71.2%
     Backlog                                          16            66           -75.8%           16            66           -75.8%
     Sales                                            31            85           -63.5%           99           357           -72.3%
     Operating Profit (Loss)                         (56)          (88)           36.4%         (624)         (147)         -324.5%
     OP (Loss) without Special Items                 (56)          (48)          -16.7%         (212)         (108)          -96.3%
       OP Margin w/o Special Items                -180.6%        -56.5%            N/A        -214.1%        -30.3%            N/A
     Depreciation & Amortization                       4             8           -50.0%           14            24           -41.7%
     Capital Expenditures                              1             6           -83.3%            4            16           -75.0%
     EBITDA without Special Items                    (52)          (40)          -30.0%         (198)          (84)         -135.7%

  INTERSEGMENT
     Orders                                           (7)           (8)           12.5%          (24)          (28)           14.3%
     Backlog                                          (9)           (8)          -12.5%           (9)           (8)          -12.5%
     Sales                                            (7)          (12)           41.7%          (25)          (35)           28.6%

TOTAL CONTINUING OPERATIONS
     Orders                                        1,943         1,284            51.3%        6,483         4,031            60.8%
     Backlog                                       5,968         5,921             0.8%        5,968         5,921             0.8%
     Sales*                                        1,967         1,215            61.9%        5,998         3,729            60.8%
     Operating Profit (Loss)                          90           (46)          295.7%         (754)           74         -1118.9%
     OP (Loss) without Special Items                  90            68            32.4%          203           193             5.2%
       OP Margin w/o Special Items                   4.6%          5.6%            N/A           3.4%          5.2%            N/A
     Depreciation & Amortization                      89            49            81.6%          298           138           115.9%
     Capital Expenditures                             49            37            32.4%          123            99            24.2%
     EBITDA without Special Items                    179           117            53.0%          501           331            51.4%

    *First quarter 1996 sales were reduced by a $180 million one-time adjustment to previous accounting for certain long-term contracts.

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           FOURTH QUARTER 1996 REPORT
                           ($ in millions)(unaudited)

                                                           Three Months Ended                           Total Year
                                                               December 31                              December 31
                                                   1996         1995         % Change          1996         1995           % Change
                                                   ----         ----         --------          ----         ----           --------
TOTAL MEDIA:
  TV
     Orders                                          226           159            42.1%          809           405            99.8%
     Backlog                                          --            --             N/A            --            --             N/A
     Sales                                           226           159            42.1%          809           405            99.8%
     Operating Profit (Loss)                         104            55            89.1%          295           149            98.0%
     OP (Loss) without Special Items                 104            55            89.1%          295           149            98.0%
       OP Margin w/o Special Items                  46.0%         34.6%            N/A          36.5%         36.8%            N/A
     Depreciation & Amortization                       9             9              --            45            18           150.0%
     Capital Expenditures                             18             6           200.0%           27            11           145.5%
     EBITDA without Special Items                    113            64            76.6%          340           167           103.6%

  NETWORK
     Orders                                          584           230           153.9%        2,581           230          1022.2%
     Backlog                                          --            --             N/A            --            --             N/A
     Sales                                           584           230           153.9%        2,581           230          1022.2%
     Operating Profit (Loss)                         (86)           12          -816.7%           25            12           108.3%
     OP (Loss) without Special Items                 (86)           12          -816.7%           25            12           108.3%
       OP Margin w/o Special Items                 -14.7%          5.2%            N/A           1.0%          5.2%            N/A
     Depreciation & Amortization                      15             5           200.0%           60             5          1100.0%
     Capital Expenditures                              8            --             N/A            34            --             N/A
     EBITDA without Special Items                    (71)           17          -517.6%           85            17           400.0%

  RADIO
     Orders                                          152            81            87.7%          554           216           156.5%
     Backlog                                          --            --             N/A            --            --             N/A
     Sales                                           152            81            87.7%          554           216           156.5%
     Operating Profit (Loss)                          52            20           160.0%          161            55           192.7%
     OP (Loss) without Special Items                  52            20           160.0%          161            55           192.7%
       OP Margin w/o Special Items                  34.2%         24.7%            N/A          29.1%         25.5%            N/A
     Depreciation & Amortization                      10             4           150.0%           36            16           125.0%
     Capital Expenditures                              2             4           -50.0%            6             9           -33.3%
     EBITDA without Special Items                     62            24           158.3%          197            71           177.5%

  OTHER MEDIA BUSINESSES
     Orders                                           60            45            33.3%          227           164            38.4%
     Backlog                                          --            --             N/A            --            --             N/A
     Sales                                            60            45            33.3%          227           164            38.4%
     Operating Profit (Loss)                          (9)           --             N/A             7            10           -30.0%
     OP (Loss) without Special Items                  (9)           --             N/A             7            10           -30.0%
       OP Margin w/o Special Items                 -15.0%           --             N/A           3.1%          6.1%            N/A
     Depreciation & Amortization                       3             2            50.0%           11             8            37.5%
     Capital Expenditures                              4             4              --             9            11           -18.2%
     EBITDA without Special Items                     (6)            2          -400.0%           18            18            --

  OTHER
     Orders                                           (5)            1          -600.0%          (26)            1         -2700.0%
     Backlog                                          --            --             N/A            --            --             N/A
     Sales                                            (5)            1          -600.0%          (26)            1         -2700.0%
     Operating Profit (Loss)                         (27)          (14)          -92.9%         (178)          (14)        -1171.4%
     OP (Loss) without Special Items                 (27)          (14)          -92.9%         (137)          (14)         -878.6%
       OP Margin w/o Special Items                 540.0%      -1400.0%            N/A         526.9%      -1400.0%            N/A
     Depreciation & Amortization                      31            10           210.0%          125            10          1150.0%
     Capital Expenditures                              4             1           300.0%           17             1          1600.0%
     EBITDA without Special Items                      4            (4)          200.0%          (12)           (4)         -200.0%

TOTAL MEDIA
     Orders                                        1,017           516            97.1%        4,145         1,016           308.0%
     Backlog                                          --            --             N/A            --            --             N/A
     Sales                                         1,017           516            97.1%        4,145         1,016           308.0%
     Operating Profit (Loss)                          34            73           -53.4%          310           212            46.2%
     OP (Loss) without Special Items                  34            73           -53.4%          351           212            65.6%
       OP Margin w/o Special Items                   3.3%         14.1%            N/A           8.5%         20.9%            N/A
     Depreciation & Amortization                      68            30           126.7%          277            57           386.0%
     Capital Expenditures                             36            15           140.0%           93            32           190.6%
     EBITDA without Special Items                    102           103            -1.0%          628           269           133.5%

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           FOURTH QUARTER 1996 REPORT
                           ($ in millions)(unaudited)

                                                            Three Months Ended                            Total Year
                                                               December 31                                December 31
                                                   1996          1995         % Change          1996          1995          % Change
                                                   ----          ----         --------          ----          ----          --------
TOTAL POWER SYSTEMS:
  ENERGY SYSTEMS
     Orders                                         235            333           -29.4%        1,173          1,231            -4.7%
     Backlog                                      3,207          3,203             0.1%        3,207          3,203             0.1%
     Sales                                          419            447            -6.3%        1,234          1,369            -9.9%
     Operating Profit (Loss)                        (21)            68          -130.9%          (30)           114          -126.3%
     OP (Loss) without Special Items                 71             77            -7.8%           94            130           -27.7%
       OP Margin w/o Special Items                 16.9%          17.2%            N/A           7.6%           9.5%            N/A
     Depreciation & Amortization                     14             10            40.0%           47             49            -4.1%
     Capital Expenditures                            15             17           -11.8%           34             37            -8.1%
     EBITDA without Special Items                    85             87            -2.3%          141            179           -21.2%

  POWER GENERATION
     Orders                                         775            842            -8.0%        2,500          2,400             4.2%
     Backlog                                      2,792          3,106           -10.1%        2,792          3,106           -10.1%
     Sales*                                         747            612            22.1%        2,016          1,769            14.0%
     Operating Profit (Loss)                         57             51            11.8%         (183)           (16)        -1043.8%
     OP (Loss) without Special Items                 75             51            47.1%           18             12            50.0%
       OP Margin w/o Special Items                 10.0%           8.3%            N/A           0.9%           0.7%            N/A
     Depreciation & Amortization                     18             10            80.0%           46             44             4.5%
     Capital Expenditures                             6             35           -82.9%           38             64           -40.6%
     EBITDA without Special Items                    93             61            52.5%           64             56            14.3%

  OTHER POWER SYSTEMS
     Orders                                          (5)           (62)           91.9%         (127)           (79)          -60.8%
     Backlog                                       (585)          (610)            4.1%         (585)          (610)            4.1%
     Sales                                          (47)           (39)          -20.5%         (172)          (138)          -24.6%
     Operating Profit (Loss)                        (19)          (213)           91.1%         (362)          (305)          -18.7%
     OP (Loss) without Special Items                (19)           (22)           13.6%          (73)           (69)           -5.8%
       OP Margin w/o Special Items                 40.4%          56.4%            N/A          42.4%          50.0%            N/A
     Depreciation & Amortization                     --             --             N/A            --             --             N/A
     Capital Expenditures                            --             --             N/A            --             --             N/A
     EBITDA without Special Items                   (19)           (22)           13.6%          (73)           (69)           -5.8%

TOTAL POWER SYSTEMS
     Orders                                       1,005          1,113            -9.7%        3,546          3,552            -0.2%
     Backlog                                      5,414          5,699            -5.0%        5,414          5,699            -5.0%
     Sales*                                       1,119          1,020             9.7%        3,078          3,000             2.6%
     Operating Profit (Loss)                         17            (94)          118.1%         (575)          (207)         -177.8%
     OP (Loss) without Special Items                127            106            19.8%           39             73           -46.6%
       OP Margin w/o Special Items                 11.3%          10.4%            N/A           1.3%           2.4%            N/A
     Depreciation & Amortization                     32             20            60.0%           93             93              --
     Capital Expenditures                            21             52           -59.6%           72            101           -28.7%
     EBITDA without Special Items                   159            126            26.2%          132            166           -20.5%

  THERMO KING
     Orders                                         260            223            16.6%        1,005          1,015            -1.0%
     Backlog                                        130            174           -25.3%          130            174           -25.3%
     Sales                                          254            237             7.2%        1,013          1,065            -4.9%
     Operating Profit (Loss)                         43             40             7.5%          180            176             2.3%
     OP (Loss) without Special Items                 49             40            22.5%          186            176             5.7%
       OP Margin w/o Special Items                 19.3%          16.9%            N/A          18.4%          16.5%            N/A
     Depreciation & Amortization                      4              2           100.0%           15             15              --
     Capital Expenditures                            11              7            57.1%           20             23           -13.0%
     EBITDA without Special Items                    53             42            26.2%          201            191             5.2%

    *First quarter 1996 sales were reduced by a $180 million one-time adjustment to previous accounting for certain long-term contracts.

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           FOURTH QUARTER 1996 REPORT
                           ($ in millions)(unaudited)

                                                          Three Months Ended                                 Total Year
                                                             December 31                                    December 31
                                                   1996          1995         % Change         1996           1995          % Change
                                                   ----          ----         --------         ----           ----          --------
  GOVERNMENT OPERATIONS
     Orders                                           2              3           -33.3%            5             19           -73.7%
     Backlog                                         16             39           -59.0%           16             39           -59.0%
     Sales                                           43             56           -23.2%          121            155           -21.9%
     Operating Profit (Loss)                         14             22           -36.4%           63             81           -22.2%
     OP (Loss) without Special Items                 22             22              --            71             81           -12.3%
       OP Margin w/o Special Items                 51.2%          39.3%            N/A          58.7%          52.3%            N/A
     Depreciation & Amortization                     --             --             N/A             3              1           200.0%
     Capital Expenditures                            --              1          -100.0%            2              2              --
     EBITDA without Special Items                    22             22              --            74             82            -9.8%

TOTAL INDUSTRIES & TECHNOLOGY
     Orders                                       1,267          1,339            -5.4%        4,556          4,586            -0.7%
     Backlog                                      5,560          5,912            -6.0%        5,560          5,912            -6.0%
     Sales*                                       1,416          1,313             7.8%        4,212          4,220            -0.2%
     Operating Profit (Loss)                         74            (32)          331.3%         (332)            50          -764.0%
     OP (Loss) without Special Items                198            168            17.9%          296            330           -10.3%
       OP Margin w/o Special Items                 14.0%          12.8%            N/A           7.0%           7.8%            N/A
     Depreciation & Amortization                     36             22            63.6%          111            109             1.8%
     Capital Expenditures                            32             60           -46.7%           94            126           -25.4%
     EBITDA without Special Items                   234            190            23.2%          407            439            -7.3%

  CORPORATE & OTHER
     Orders                                          (5)            35          -114.3%           85            347           -75.5%
     Backlog                                         38             46           -17.4%           38             46           -17.4%
     Sales                                           34             36            -5.6%          133            393           -66.2%
     Operating Profit (Loss)                       (110)           (14)         -685.7%         (734)          (161)         -355.9%
     OP (Loss) without Special Items                (84)           (14)         -500.0%         (296)          (122)         -142.6%
       OP Margin w/o Special Items               -247.1%         -38.9%            N/A        -222.6%         -31.0%            N/A
     Depreciation & Amortization                      3              3              --            17             27           -37.0%
     Capital Expenditures                            (3)             5          -160.0%            1             21           -95.2%
     EBITDA without Special Items                   (81)           (11)         -636.4%         (279)           (95)         -193.7%

  INTERSEGMENT
     Orders                                          (7)            (7)             --           (31)           (35)           11.4%
     Backlog                                         (7)            (4)          -75.0%           (7)            (4)          -75.0%
     Sales                                          (16)             5          -420.0%          (41)           (30)          -36.7%

TOTAL CONTINUING OPERATIONS
     Orders                                       2,272          1,883            20.7%        8,755          5,914            48.0%
     Backlog                                      5,591          5,954            -6.1%        5,591          5,954            -6.1%
     Sales*                                       2,451          1,870            31.1%        8,449          5,599            50.9%
     Operating Profit (Loss)                         (2)            27          -107.4%         (756)           101          -848.5%
     OP (Loss) without Special Items                148            227           -34.8%          351            420           -16.4%
       OP Margin w/o Special Items                 6.0%          12.1%             N/A           4.2%           7.5%            N/A
     Depreciation & Amortization                    107             55            94.5%          405            193           109.8%
     Capital Expenditures                            65             80           -18.8%          188            179             5.0%
     EBITDA without Special Items                   255            282            -9.6%          756            613            23.3%

    *First quarter 1996 sales were reduced by a $180 million one-time adjustment to previous accounting for certain long-term contracts.

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           FOURTH QUARTER 1996 REPORT
                           ($ in millions)(unaudited)

                                                           Total Year
                                                           December 31
                                                  1994        1993        1992
                                                  ----        ----        ----
TOTAL MEDIA:
  TV
     Orders                                        325         287         304
     Backlog                                        --          --          --
     Sales                                         325         287         304
     Operating Profit (Loss)                       130          92          99
     OP (Loss) without Special Items               130          92          99
       OP Margin w/o Special Items                40.0%       32.1%       32.6%
     Depreciation & Amortization                     9           9           9
     Capital Expenditures                           12          12          10
     EBITDA without Special Items                  139         101         108

  NETWORK
     Orders                                         --          --          --
     Backlog                                        --          --          --
     Sales                                          --          --          --
     Operating Profit (Loss)                        --          --          --
     OP (Loss) without Special Items                --          --          --
       OP Margin w/o Special Items                 N/A         N/A         N/A
     Depreciation & Amortization                    --          --          --
     Capital Expenditures                           --          --          --
     EBITDA without Special Items                   --          --          --

  RADIO
     Orders                                        175         181         177
     Backlog                                        --          --          --
     Sales                                         175         181         177
     Operating Profit (Loss)                        47          44          34
     OP (Loss) without Special Items                47          44          34
       OP Margin w/o Special Items                26.9%       24.3%       19.2%
     Depreciation & Amortization                    16          15          15
     Capital Expenditures                            8           3           3
     EBITDA without Special Items                   63          59          49

  OTHER MEDIA BUSINESSES
     Orders                                        150         150         151
     Backlog                                        --          --          --
     Sales                                         150         150         151
     Operating Profit (Loss)                        21          16          21
     OP (Loss) without Special Items                21          16          21
       OP Margin w/o Special Items                14.0%       10.7%       13.9%
     Depreciation & Amortization                     6           7           5
     Capital Expenditures                           12           5           6
     EBITDA without Special Items                   27          23          26

  OTHER
     Orders                                         --          --          --
     Backlog                                        --          --          --
     Sales                                          --          --          --
     Operating Profit (Loss)                        (1)        (13)          7
     OP (Loss) without Special Items                (3)         (1)          7
       OP Margin w/o Special Items                 N/A         N/A         N/A
     Depreciation & Amortization                    --           1           1
     Capital Expenditures                            3           2           1
     EBITDA without Special Items                   (3)         --           8

TOTAL MEDIA
     Orders                                        650         618         632
     Backlog                                        --          --          --
     Sales                                         650         618         632
     Operating Profit (Loss)                       197         139         161
     OP (Loss) without Special Items               195         151         161
       OP Margin w/o Special Items                30.0%       24.4%       25.5%
     Depreciation & Amortization                    31          32          30
     Capital Expenditures                           35          22          20
     EBITDA without Special Items                  226         183         191

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           FOURTH QUARTER 1996 REPORT
                           ($ in millions)(unaudited)

                                                           Total Year
                                                           December 31
                                                  1994        1993        1992
                                                  ----        ----        ----
TOTAL POWER SYSTEMS:
  ENERGY SYSTEMS
     Orders                                       1,359       1,500       1,152
     Backlog                                      3,259       3,267       3,151
     Sales                                        1,364       1,420       1,389
     Operating Profit (Loss)                        114         164         186
     OP (Loss) without Special Items                140         209         186
       OP Margin w/o Special Items                 10.3%       14.7%       13.4%
     Depreciation & Amortization                     49          50          51
     Capital Expenditures                            39          42          37
     EBITDA without Special Items                   189         259         237

  POWER GENERATION
     Orders                                       2,524       2,239       2,027
     Backlog                                      2,683       2,342       2,103
     Sales*                                       1,715       1,786       1,856
     Operating Profit (Loss)                        130          (2)        134
     OP (Loss) without Special Items                125         124         134
       OP Margin w/o Special Items                  7.3%        6.9%        7.2%
     Depreciation & Amortization                     46          46          44
     Capital Expenditures                            48          38          40
     EBITDA without Special Items                   171         170         178

  OTHER POWER SYSTEMS
     Orders                                         (33)        (33)        (28)
     Backlog                                       (636)       (694)       (717)
     Sales                                         (149)       (123)        (91)
     Operating Profit (Loss)                        (79)       (201)        (51)
     OP (Loss) without Special Items                (79)        (76)        (51)
       OP Margin w/o Special Items                 53.0%       61.8%       56.0%
     Depreciation & Amortization                     --          --          --
     Capital Expenditures                            --          --          --
     EBITDA without Special Items                   (79)        (76)        (51)

TOTAL POWER SYSTEMS
     Orders                                       3,850       3,706       3,151
     Backlog                                      5,306       4,915       4,537
     Sales*                                       2,930       3,083       3,154
     Operating Profit (Loss)                        165         (39)        269
     OP (Loss) without Special Items                186         257         269
       OP Margin w/o Special Items                  6.3%        8.3%        8.5%
     Depreciation & Amortization                     95          96          95
     Capital Expenditures                            87          80          77
     EBITDA without Special Items                   281         353         364

  THERMO KING
     Orders                                         995         766         699
     Backlog                                        280         159         130
     Sales                                          877         719         705
     Operating Profit (Loss)                        135         113         106
     OP (Loss) without Special Items                135         113         106
       OP Margin w/o Special Items                 15.4%       15.7%       15.0%
     Depreciation & Amortization                     13          12          12
     Capital Expenditures                            19          15          10
     EBITDA without Special Items                   148         125         118

                       WESTINGHOUSE ELECTRIC CORPORATION
                              SEGMENT INFORMATION
                           FOURTH QUARTER 1996 REPORT
                           ($ in millions)(unaudited)

                                                           Total Year
                                                           December 31
                                                   1994        1993        1992
                                                   ----        ----        ----
  GOVERNMENT OPERATIONS
     Orders                                          46          81          20
     Backlog                                         70          67           9
     Sales                                          133         104         107
     Operating Profit (Loss)                         77          71          79
     OP (Loss) without Special Items                 77          71          79
       OP Margin w/o Special Items                 57.9%       68.3%       73.8%
     Depreciation & Amortization                      2           1           1
     Capital Expenditures                             2           2           1
     EBITDA without Special Items                    79          72          80

TOTAL INDUSTRIES & TECHNOLOGY
     Orders                                       4,891       4,553       3,870
     Backlog                                      5,656       5,141       4,676
     Sales                                        3,940       3,906       3,966
     Operating Profit (Loss)                        377         145         454
     OP (Loss) without Special Items                398         441         454
       OP Margin w/o Special Items                 10.1%       11.3%       11.4%
     Depreciation & Amortization                    110         109         108
     Capital Expenditures                           108          97          88
     EBITDA without Special Items                   508         550         562

  CORPORATE & OTHER
     Orders                                         578         669         727
     Backlog                                        139         220         203
     Sales                                          674         688         750
     Operating Profit (Loss)                       (165)       (278)       (147)
     OP (Loss) without Special Items               (165)       (168)       (147)
       OP Margin w/o Special Items                -24.5%      -24.4%      -19.6%
     Depreciation & Amortization                     39          41          37
     Capital Expenditures                            21          28          29
     EBITDA without Special Items                  (126)       (127)       (110)

  INTERSEGMENT
     Orders                                         (37)        (46)        (55)
     Backlog                                        (12)        (11)         (7)
     Sales                                          (54)        (54)        (67)

TOTAL CONTINUING OPERATIONS
     Orders                                       6,082       5,794       5,174
     Backlog                                      5,783       5,350       4,872
     Sales*                                       5,210       5,158       5,281
     Operating Profit (Loss)                        409           6         468
     OP (Loss) without Special Items                428         424         468
       OP Margin w/o Special Items                  8.2%        8.2%        8.9%
     Depreciation & Amortization                    180         182         175
     Capital Expenditures                           164         147         137
     EBITDA without Special Items                   608         606         643